UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 31, 2014 (January 30, 2014)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Cell Therapeutics, Inc. (the “Company”) previously adopted a long-term incentive program, effective as of January 3, 2012 (the “Effective Date”), that provided for grants of performance-based equity awards to the Company’s executive officers and directors. Awards currently outstanding under the program were granted to James A. Bianco, the Company’s Chief Executive Officer and President, Louis A. Bianco, the Company’s Executive Vice President, Finance and Administration, Jack W. Singer, M.D., the Company’s Executive Vice President, Global Medical Affairs and Translational Medicine, and Matthew Plunkett, the Company’s Executive Vice President, Corporate Development. In addition, each of the Company’s directors who are not employed by the Company, including John H. Bauer, Vartan Gregorian, Richard L. Love, Mary O. Mundinger, Phillip N. Nudelman, Frederick W. Telling and Reed V. Tuckson (the “Non-Employee Directors”), holds an outstanding award under the program. These awards are scheduled to expire on December 31, 2015 to the extent the related performance goals have not been attained.

On January 30, 2014, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved, for the awards held by each of the executive officers, an extension of the performance period by one year to December 31, 2016 and the addition of the “Tosedostat Phase III” and “Tosedostat Approval” goals noted below, and the Board of Directors approved similar changes for the awards held by the Non-Employee Directors. As modified, the “Performance Goals” for the program are as follows:

The Performance Goals are as follows:

(a)	completion of a Phase III trial for Tosedostat that satisfies the primary endpoint set forth in the statistical plan then in effect on or before December 31, 2016 (“Tosedostat Phase III”);

(b)	approval of a new drug application or a marketing authorization application for Tosedostat on or before December 31, 2016 (“Tosedostat Approval”);

(c)	completion of a Phase III trial for Pacritinib that satisfies the primary endpoint set forth in the statistical plan then in effect on or before December 31, 2016 (“Pacritinib Phase III”);

(d)	approval of a new drug application or a marketing authorization application for Pacritinib on or before December 31, 2016 (“Pacritinib Approval”);

(e)	approval of a new drug application for Opaxio on or before December 31, 2016 (“Opaxio NDA Approval”);

(f)	achievement of fiscal year sales equal to or greater than $50,000,000 with respect to any fiscal year beginning on or after January 1, 2012 and ending on or before December 31, 2016 (the “$50M Sales Goal”);

(g)	achievement of fiscal year sales equal to or greater than $100,000,000 with respect to any fiscal year beginning on or after January 1, 2012 and ending on or before December 31, 2016 (the “$100M Sales Goal”);

(h)	achievement of cash flow break even for any two consecutive fiscal quarters beginning on or after January 1, 2012 and ending on or before December 31, 2016 (the “Cash Flow Break Even”);

(i)	achievement of earnings per share in any fiscal year beginning on or after January 1, 2012 and ending on or before December 31, 2016 equal to or greater than $0.30 per share of Common Stock (the “EPS Goal”); and

(j)	achievement of a market capitalization of $1.0 billion or greater at any time during the period beginning on January 1, 2012 and ending on December 31, 2016 based on the average of the closing prices of the Common Stock over a period of five (5) consecutive trading days during such period (the “Market Cap Goal”).

In all other respects, the program terms are the same as originally approved by the Compensation Committee (and by the Board of Directors as to grants to the Non-Employee Directors). Each award recipient will be entitled to receive a number of shares of common stock of the Company under the Company’s 2007 Equity Incentive Plan, as amended and restated (the “Plan”), if he or she continues to be employed by or provide services to the Company or any of its subsidiaries through the first to occur of either of the following: (1) the Company’s achievement, on or after the Effective Date and on or before December 31, 2016, of one or more of the “Performance Goals” set forth below, or (2) the occurrence of a Change in Control. A “Change in Control” for this purpose generally includes certain persons becoming the beneficial owners of 50% or more of the Company’s then outstanding voting securities, a sale or disposition by the Company of all or substantially all of the Company’s assets, and certain majority changes in the Board over a period of not more than two years.

If one or more of the Performance Goals are timely achieved, an award recipient will be entitled to receive a number of shares of Company common stock (or cash of equivalent value to the extent the share limits of the Plan are exceeded) determined by multiplying (1) the award percentage corresponding to that particular Performance Goal (as set forth below) by (2) the total number of outstanding shares of Company common stock, determined on a non-fully diluted basis, as of the date that particular Performance Goal is achieved. The award percentages corresponding to the various Performance Goals (after giving effect to the modifications described above) for each of the award recipients are set forth in the following table:

	Performance Goals and Applicable Award Percentages
Name	Tosedostat Phase III	Tosedostat Approval	Pacritinib Phase III	Pacritinib Approval	Opaxio NDA Approval	$50M Sales Goal	$100M Sales Goal	Cash Flow Break Even	EPS Goal	Market Cap Goal
James A. Bianco	0.281%	0.563%	0.281%	0.563%	0.085%	0.3%	0.6%	0.3%	0.124%	0.75%
Louis A. Bianco	0.114%	0.228%	0.114%	0.228%	0.034%	0.122%	0.243%	0.122%	0.061%	0.305%
Jack W. Singer	0.114%	0.228%	0.114%	0.228%	0.034%	0.122%	0.243%	0.122%	0.061%	0.305%
Matthew Plunkett	0.084%	0.169%	0.084%	0.169%	0.025%	0.09%	0.18%	0.09%	0.037%	0.225%
John H. Bauer	0.047%	0.094%	0.047%	0.094%	0.008%	0.03%	0.06%	0.03%	0.013%	0.075%
Vartan Gregorian	0.047%	0.094%	0.047%	0.094%	0.008%	0.03%	0.06%	0.03%	0.013%	0.075%
Richard L. Love	0.047%	0.094%	0.047%	0.094%	0.008%	0.03%	0.06%	0.03%	0.013%	0.075%
Mary O. Mundinger	0.047%	0.094%	0.047%	0.094%	0.008%	0.03%	0.06%	0.03%	0.013%	0.075%
Phillip N. Nudelman	0.071%	0.141%	0.071%	0.141%	0.013%	0.045%	0.09%	0.045%	0.018%	0.1125%
Frederick W. Telling	0.047%	0.094%	0.047%	0.094%	0.008%	0.03%	0.06%	0.03%	0.013%	0.075%
Reed V. Tuckson	0.047%	0.094%	0.047%	0.094%	0.008%	0.03%	0.06%	0.03%	0.013%	0.075%

A Performance Goal will not be considered achieved unless and until the date on which the Compensation Committee of the Board certifies that it has been achieved. A portion of each of these awards (other than the award to Dr. Plunkett) has been granted in the form of restricted shares issued on the Effective Date. However, the restricted shares so issued are subject to forfeiture if the related Performance Goal is not achieved, and in all events the number of shares an award recipient will be entitled to receive or retain as to a particular Performance Goal will not exceed the award percentage corresponding to that particular Performance Goal, multiplied by the total number of outstanding shares of Company common stock, determined on a non-fully diluted basis, as of the date that particular Performance Goal is achieved. Any restricted shares granted to an award recipient that vest in connection with the achievement of a particular Performance Goal will reduce the number of shares otherwise deliverable to that individual. Once a particular Performance Goal has been achieved, the award recipient will not be entitled to any additional shares or other payment upon a future achievement of that same Performance Goal.

If a Change in Control of the Company occurs, and if the award recipient is then still employed by or is providing services to the Company or one of its subsidiaries, the award recipient will generally be entitled to receive the full number of shares allocated to any Performance Goal which was not otherwise achieved before the date of the Change in Control (as though that Performance Goal had been fully achieved as of the time of the Change in Control). With respect to the Market Cap Goal, however, in such circumstances (to the extent the goal was not otherwise achieved before the date of the Change in Control), the recipient will receive the full number of shares allocated to the Market Cap Goal only if the Company’s market capitalization based on the price per share of Company common stock in the Change in Control transaction (or, if there is no such price in the transaction, the last closing price of a share of Company common stock (on the principal exchange upon which the Company’s common stock is then listed or admitted to trade) on the last trading day preceding the date of the Change in Control) equals or exceeds $1.0 billion. If the Company’s market capitalization is less than $1.0 billion on the date of the Change in Control, the recipient will not be entitled to receive or retain any of the shares allocated to the Market Cap Goal.

In addition, on January 30, 2014, the Compensation Committee approved awards of restricted stock to each of the Company’s named executive officers as follows: Dr. Bianco - 1,313,997 shares; Mr. Bianco - 394,199 shares; Dr. Singer - 394,199 shares; and Dr. Plunkett - 394,199 shares. Each of these awards was effective on the date of grant and will vest in three equal installments on each of March 21, 2014, September 21, 2014 and March 21, 2015, subject to the executive’s continued employment with the Company through the applicable vesting date. On January 30, 2014, the Company’s Board of Directors approved an award of 219,000 shares to Dr. Nudelman and awards of 146,000 shares to each of the other Non-Employee Directors. Each of these awards to the Non-Employee Directors was fully vested on the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: January 31, 2014	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration